Putnam
Tax Exempt
Money Market
Fund

ANNUAL REPORT
September 30, 1996

[LOGO: BONTON * LONDON * TOKYO]



Fund highlights

* "We will continue to monitor the interest-rate environment closely, while retaining our focus on securities of the very highest quality."

                           -- Lindsey C. Strong, Manager
                              Putnam Money Market Fund

* "Total assets in money funds . . . reached $856.7 billion at the end of August, according to IBC/Financial Data in Ashland, MA, surpassing for the first time the $806.4 billion that the Investment Company Institute, the Washington trade group, counted in bond/income funds."

               -- The New York Times, September 29, 1996

      CONTENTS
 4    Report from Putnam Management
 7    Fund performance summary
10    Portfolio holdings
13    Financial statements



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa

Dear Shareholder:

Unsettled fixed-income markets and uncertainty over the course of short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout Putnam Tax Exempt Money Market Fund's fiscal year that ended on September 30, 1996. By continually adjusting the average maturity of the portfolio and maintaining the fund's conservative strategy of investing in high-quality short-term investments, she was able to deliver another year of competitive performance while maintaining a stable net asset value.

As your fund moves into fiscal 1997, Lindsey sees a continuation of this general environment in prospect, especially as Washington and the rest of the nation adjust to the results of the November elections. In the report that follows, Lindsey discusses in detail the driving forces behind your fund's fiscal 1996 performance and her outlook for the fiscal year ahead.

Respectfully yours,


/S/ George Putnam

George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Manager
Lindsey C. Strong

In the fiscal year ended September 30, 1996, Putnam Tax Exempt Money Market Fund once again provided shareholders with a competitive total return while continuing to focus on capital preservation and maintaining a stable $1.00 share price. The fund's conservative investment strategy, which emphasizes superior quality, tax-exempt short-term instruments, and the pursuit of current income, served shareholders well during the year's environment of continued economic strength, slightly higher interest rates, and diminished inflationary expectations.

*ECONOMIC STRENGTH WITHOUT INFLATION

Economic strength continued throughout the period, although certain indicators showed some softening as September drew to a close. Unemployment figures stayed low, while retail sales, home and vehicle sales, and consumer confidence remained relatively robust. At the same time, inflationary pressures did not materialize, despite ongoing market worries to the contrary. The Federal Reserve Board, believing that the economy would soon slow enough on its own, did not raise short-term interest rates in September as many had expected. In fact, over the summer, demand did seem to be tapering a bit as retail sales growth edged lower, exports softened, and home sales came off their earlier peaks.

*PORTFOLIO FOCUSED ON NEUTRAL DURATION AND HIGH-QUALITY HOLDINGS

With the economy's strength, the potential for inflation, and the possibility of a Fed interest-rate increase somewhat unclear, your portfolio remained in a flexible position throughout the period. This meant keeping portfolio duration relatively neutral -- rather than short or long -- in order to be ready to take advantage of incrementally higher yields, should interest rates begin to rise. Throughout the period, we continued to seek out securities offering strong value and solid yield.

The supply of municipal securities fluctuates throughout the year, broadly following seasonal patterns. Typically, June and July are months of heavier issuance of tax-exempt securities, and this year was no exception. Demand, however, assumed a rather cautious tone during the period as buyers exhibited renewed enthusiasm for the most conservative money-market investments. Essentially, most market participants are getting back to basics, eschewing the derivative investments that were once such popular income vehicles and scrutinizing the credit quality even of securities once thought to be above question.

Your fund has always maintained extremely strict standards for high quality and liquidity in the securities it purchases. In this time of interest-rate uncertainty and increased credit consciousness, we have redoubled efforts to find well-valued tax-exempt securities that meet our criteria. We continue to concentrate the fund's holdings in variable rate demand notes (VRDNs) and municipal commercial paper from large, top-quality issuers. VRDNs are instruments that can be redeemed on short notice. They pay a variable interest rate that resets at daily, weekly, or monthly intervals. They are helpful in managing the fund's average maturity and liquidity. Commercial paper is a type of security issued by a municipality to finance capital or operating needs.

Currently, up to 80% of your fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit guarantee that the short-term debt (money-market instruments) in which your fund invests will be paid within a certain period. These features add a significant measure of quality assurance even to those issues rated in the highest categories by nationally recognized rating services, making many of the fund's holdings among the highest-quality securities available. We intend to maintain the portfolio's high percentage of insured and bank-backed securities going forward or even to expand it, should appropriate investment opportunities arise.



*SLOWER ECONOMY PROMPTS LOWER-RATE FORECASTS AND CAUTIOUS OPTIMISM

Economic growth would appear to have begun to moderate, while inflationary pressures remain subdued. After expecting the Fed to raise interest rates, many market participants even see the possibility of an ease in rates should the economy slow significantly. Given these mixed signals, we expect the market to remain somewhat unsettled over the near term. We believe the portfolio's neutral duration and concentration in superior-quality issues should continue to serve shareholders well by preserving share price and income stream amid this challenging environment.

The views expressed throughout the report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE COMPARISONS (9/30/96)
                                         Current       After-tax
                                         return         return
--------------------------------------------------------------------
Passbook savings account                  2.01%         1.21%
--------------------------------------------------------------------
Taxable money-market fund 7-day yield     4.86          2.94
--------------------------------------------------------------------
3-month certificate of deposit            4.04          2.44
--------------------------------------------------------------------
Putnam Tax Exempt
Money Market Fund (7-day yield)           3.15          3.15
--------------------------------------------------------------------

The net asset value of money-market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs, unlike stocks which incur more risk, offer a fixed rate of return. Unlike money-market funds, early withdrawals from bank CDs may be subject to substantial penalties. After-tax return is based on a 39.6% maximum federal income tax bracket.
Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield).



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Tax Exempt Money Market Fund is designed for investors seeking current income exempt from federal income tax, consistent with capital preservation, stable principal, and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96

                                            Lipper
                                          Tax Exempt       Consumer
                           Fund shares   Money Market       Price
                             at NAV      Fund Average       Index
--------------------------------------------------------------------
1 year                        3.02%          3.02%           3.00%
--------------------------------------------------------------------
5 years                      13.66          14.04           15.02
Annual average                2.59           2.66            2.84
--------------------------------------------------------------------
Life of fund (10/26/87)      38.96          38.84           36.86
Annual average                3.75           3.75            3.58
--------------------------------------------------------------------
Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96
--------------------------------------------------------------------
Distributions (number)                       12
--------------------------------------------------------------------
Income                                   $0.029772
--------------------------------------------------------------------
    Total                                $0.029772
--------------------------------------------------------------------
Current return
End of period
--------------------------------------------------------------------
Current 7-day yield1                        3.15%
--------------------------------------------------------------------
Taxable equivalent2                         5.22
--------------------------------------------------------------------
Current 30-day yield1                       3.07
--------------------------------------------------------------------
Taxable equivalent2                         5.08
--------------------------------------------------------------------
1The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.



TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

COMPARATIVE BENCHMARKS

Lipper Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper
Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper
Average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended September 30, 1996


To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Money Market Fund, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                     Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 8, 1996




Portfolio of investments owned
September 30, 1996

                   Key to Abbreviations
                   G.O. Bonds -- General Obligation Bonds
                   LOC        -- Letter of Credit
                   RAN        -- Revenue Anticipation Notes
                   TRAN       -- Tax Revenue Anticipation Notes
                   VRDN       -- Variable Rate Demand Notes


Municipal Bonds and Notes  (46.9%) *
PRINCIPAL AMOUNT                                                                             RATINGS **                       VALUE

California  (9.4%)
-------------------------------------------------------------------------------------------------------------------------------
       $3,500,000  CA. Public Cap. Impts. Fin. Auth. VRDN Ser.C
                   5s, 6/1/28 (National Westminister Bank USA (LOC))                         VMIG1                    3,500,000
        2,000,000  California St. RAN, Ser.  A, 4.5s, 6/30/97                                MIG1                     2,007,625
        4,000,000  Pomona CA Redev. Agcy.  Multi-Fam. Hsg. VRDN (Bauer
                   Group Apts.) 2.55s, 12/1/07 (Mercury S & L(LOC))                          VMIG1                    4,000,000
                                                                                                                     ----------
                                                                                                                      9,507,625

Georgia (1.0%)
-------------------------------------------------------------------------------------------------------------------------------
        1,000,000  De Kalb Cnty. Hsg. Auth. Multi-Fam. VRDN (Wood
                   Hills Apt. Project ) 4s, 12/1/07 (Bank of
                   Montreal (LOC))                                                           A-1+                     1,000,000

Illinois  (3.3%)
-------------------------------------------------------------------------------------------------------------------------------
        3,300,000  Chicago IL Tender Notes, VRDN  3.1s, 1/31/98
                   (Landesbank Hessen-Thuringen (LOC))                                       VMIG1                    3,300,000

Kentucky  (6.2%)
-------------------------------------------------------------------------------------------------------------------------------
        1,895,000  Clark Cnty. Poll. Control VRDN  (Kentucky Pwr.
                   Natural Resources) 3.7s, 10/15/14                                         VMIG1                    1,895,000
        1,370,000  Jefferson Cnty. Indl. Dev.  VRDN  3.35s, 12/01/14
                   (Chemical Bank (LOC))                                                     A-1                      1,370,000
        3,000,000  Ohio Cnty. Ky. Poll. Control VRDN (Big Rivers Elec. Corp.)
                   3.3s, 10/1/15  (Chemical Bank (LOC))                                      P-1                      3,000,000
                                                                                                                     ----------
                                                                                                                      6,265,000

Massachusetts (1.0%)
-------------------------------------------------------------------------------------------------------------------------------
        1,000,000  MA Bay Trans. Auth. VRDN 3.05s, 3/1/14
                   (State Street Bank & Trust Co. (LOC))                                     VMIG1                    1,000,000

Michigan  (1.9%)
-------------------------------------------------------------------------------------------------------------------------------
        1,900,000  MI State Job. Dev. Auth. VRDN 2.7s,
                   12/1/14  (First Bank N.A. (LOC))                                          A-1                      1,900,000

Minnesota  (3.5%)
-------------------------------------------------------------------------------------------------------------------------------
        3,500,000  Duluth Tax Increment  VRDN (Lake Superior Paper)
                   4.75s, 9/1/10 (National Australia Bank(LOC))                              VMIG1                    3,500,000

Mississippi  (6.7%)
-------------------------------------------------------------------------------------------------------------------------------
        2,800,000  Jackson Cnty.  VRDN (Wtr. System) 4.45s,
                   11/1/24 (Chevron Corp. (LOC))                                             VMIG1                    2,800,000
        4,000,000  Perry Co. Poll. Control VRDN 4.75s, 3/1/03
                   (Credit Suisse (LOC))                                                     P-1                      4,000,000
                                                                                                                     ----------
                                                                                                                      6,800,000

North Dakota  (1.6%)
-------------------------------------------------------------------------------------------------------------------------------
        1,600,000  Mercer Cnty. Solid Waste Disposal VRDN
                   (National Rural Utilities, United Power Project)
                   3.95s, 12/1/18                                                            VMIG1                    1,600,000

South Dakota  (2.8%)
-------------------------------------------------------------------------------------------------------------------------------
        2,865,000  Rapid City Economic. Dev. VRDN (Civic Ctr. Assoc.
                   Partnership)2.75s, 12/1/16 (Citibank N.A. (LOC))                          P-1                      2,865,000

Texas  (5.5%)
-------------------------------------------------------------------------------------------------------------------------------
        2,500,000  Lower Neches Valley Auth. Poll. Control VRDN
                  (Chevron USA Project) 2.7s, 2/15/17                                        A-1+                     2,500,000
        3,000,000  Texas ST. G.O. Trans. 4.75s, 8/29/97                                      MIG1                     3,021,050
                                                                                                                     ----------
                                                                                                                      5,521,050

Virginia (4.0%)
-------------------------------------------------------------------------------------------------------------------------------
        4,000,000  Peninsula Port Auth. VRDN, Ser. A, 4.1s, 10/1/15 (Shell Oil)              Aa                       4,000,000

                   Total Municipal Bonds and Notes  (cost $47,258,675)                                               47,258,675

MUNICIPAL COMMERCIAL PAPER  (36.4%) *
PRINCIPAL AMOUNT                                                                             RATINGS **                       VALUE
-------------------------------------------------------------------------------------------------------------------------------
       $3,500,000  City of Austin, TX (Travis & Williamson Counties)
                   Combined Util. Syst. 3.45s, 10/10/96 (Swiss Bank
                   Corporation (LOC))                                                        P-1                      3,500,000
        4,500,000  Burke Cnty. GA Dev. Auth. Poll. Control 3.15s,
                   11/7/96 (Credit Suisse (LOC))                                             P-1                      4,500,000
        2,000,000  Burlington KS Poll. Control 3.15s, 10/9/96
                   (Toronto Dominion Bank (LOC))                                             P-1                      2,000,000
        2,500,000  Burlington KS Poll. Control 3.15s, 10/22/96
                   (Toronto Dominion Bank (LOC))                                             P-1                      2,500,000
        2,500,000  Clairborne Cnty. MS Poll. Control (National Rural
                   Utilities) 3 1/4s, 12/11/96                                               VMIG1                    2,500,000
        2,000,000  Gillette WY. Poll. Control 3.24s, 11/5/96
                   (Deutsche Bank (LOC))                                                     P-1                      2,000,000
        1,500,000  Hillsboro Cnty. Fl Aviation Auth. (Tampa Intl. Arpt.)
                   3.10s, 11/8/96 (National Westminster (LOC))                               P-1                      1,500,000
        3,000,000  Intermountain Pwr. Agcy., 3.3s, 12/11/96
                   (Bank of America (LOC))                                                   VMIG1                    3,000,000
        3,000,000  Montgomery AL Indl. Dev. Board Poll. Control
                   (General Electric) 3.2s, 2/10/97                                          P-1                      3,000,000
        3,000,000  MA Wtr. Res. Auth., 3 1/4s, 10/17/96 (Morgan Guaranty (LOC))              P-1                      3,000,000
        1,500,000  North Carolina Muni. Pwr. 3.55s, 10/1/96
                   (Union Bank Of Switzerland(LOC))                                          P-1                      1,500,000
        3,500,000  Pendelton Cnty. KY 3.4s, 12/11/96 (Commonwealth
                   Bank of Australia (LOC))                                                  A-1+                     3,500,000
        2,000,000  Sunshine State Gov. Fin. Comm. FL 3.2s, 10/24/96
                   (Union Bank of Switzerland (LOC))                                         VMIG1                    2,000,000
        1,200,000  Toledo Lucas Cnty. OH Port Auth. 3 1/4s, 10/4/96
                   (Bank of Novia Scotia (LOC))                                              VMIG1                    1,200,000
        1,000,000  Venago PA Indl. Dev. Auth. 3.35s, 12/11/96
                   (National Westminster Bank PLC (LOC))                                     P-1                      1,000,000
                                                                                                                     ----------
                   Total Municipal Commercial Paper  (cost $36,700,000)                                              36,700,000
-------------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $83,958,675) ***                                                             83,958,675
-------------------------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $100,813,973.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30,1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30,1996. Ratings are not covered by the Report of independent accountants.

    Moody's Investor Service, Inc. and Standard & Poor's Corp.
    are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment
    Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds or variable feature.

    Moody's Investor Service, Inc.
    MIG1/VMIG1 = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
    MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
    AAA = Extremely strong capacity to pay interest and repay principal
    AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
    P-1 = Superior capacity for repayment
    P-2 = Strong capacity for repayment

    Standard & Poor's Corp.
    SP-1 = Overwhelming safety characteristics
    SP-2 = Strong capacity to pay interest and repay principal.
    A-1+ = Overwhelming degree of credit and protection
    A-1 = Strong degree of safety
    A-2 = Considered strong but lacks solid strength for timely repayment

*** The aggregate identified cost on a tax basis is the same.

    The rates shown on Variable Rate Demand Notes (VRDN) are the current interest rates at September 30, 1996, which are subject to change based on the terms of the security.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1996

Assets
-----------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                     $83,958,675
-----------------------------------------------------------------------------------------------------
Cash                                                                                           14,324
-----------------------------------------------------------------------------------------------------
Interest and other receivables                                                                506,893
-----------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                     16,860,890
-----------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                 55,000
-----------------------------------------------------------------------------------------------------
Total assets                                                                              101,395,782

Liabilities
-----------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                         $20,541
-----------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                    360,327
-----------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                   82,969
-----------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    1,076
-----------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        116,896
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                             581,809
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $100,813,973

Represented by
-----------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                         $100,813,973
-----------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($100,813,973 divided by 100,813,973 shares)                                                    $1.00
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30,1996

Tax exempt interest income                                                               $2,981,924
---------------------------------------------------------------------------------------------------

Expenses:
---------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           $375,635
---------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              169,491
---------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             5,217
---------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              3,592
---------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      36,840
---------------------------------------------------------------------------------------------------
Registration fees                                                                            46,434
---------------------------------------------------------------------------------------------------
Auditing                                                                                     17,362
---------------------------------------------------------------------------------------------------
Legal                                                                                         7,383
---------------------------------------------------------------------------------------------------
Postage                                                                                      89,850
---------------------------------------------------------------------------------------------------
Other                                                                                         1,008
---------------------------------------------------------------------------------------------------
Total Expenses                                                                              752,812
---------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (160,399)
---------------------------------------------------------------------------------------------------
Net expenses                                                                                592,413
---------------------------------------------------------------------------------------------------
Net investment income                                                                     2,389,511
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      2,389,511
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                     Year ended September 30
                                                                                 ------------------------------
                                                                                     1996                  1995
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                          $2,389,511            $2,842,467
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            2,389,511             2,842,467
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders
---------------------------------------------------------------------------------------------------------------
   From net investment income:                                                 (2,389,511)           (2,842,467)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital shares transactions (Note 4)                  27,747,785           (25,331,139)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        27,747,785           (25,331,139)
---------------------------------------------------------------------------------------------------------------
Net Assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                              73,066,188            98,397,327
---------------------------------------------------------------------------------------------------------------
End of year                                                                  $100,813,973           $73,066,188
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)


                                                                                         Year ended September 30
                                                                           ------------------------------------------------
                                                                             1996                 1995                 1994
                                                                           ------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0298               $.0312               $.0191
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0298                .0312                .0191
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.0298)              (.0312)              (.0191)
---------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                           3.02                 3.16                 1.93
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $100,814              $73,066              $98,397
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .90                  .81                  .71
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     2.86                 3.10                 1.97
---------------------------------------------------------------------------------------------------------------------------



Financial highlights (Continued)
(For a share outstanding throughout the period)

                                                                                 Year ended September 30
                                                                           ------------------------------------------
                                                                             1993                 1992
                                                                           ------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $.0184               $.0297(c)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            .0184                .0297
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (.0184)              (.0297)
---------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                            1.85                 3.02
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                  $81,076              $81,820
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .99                  .87(c)
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     1.85                 2.99(c)
---------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended September 30,
    1995 and thereafter, includes amounts paid through expense offset arrangements.
    Prior period ratios exclude these amounts. (See Note 2).

(c) Reflects a voluntary  expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 1992 and September 30, 1991 reflect reductions of approximately $0.0029 and $0.0030 per share, respectively.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuations The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative
ices and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management") for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of any amount over $1.5 billion, subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $160,399 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $410 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $836,670,410, and $844,827,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                            Year ended September 30
----------------------------------------------------
                              1996             1995
----------------------------------------------------
Shares sold            785,297,019      561,608,126
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            2,296,709        2,587,440
----------------------------------------------------
                       787,593,728      564,195,566

Shares
repurchased           (759,845,943)    (589,526,705)
----------------------------------------------------
Net increase
(decrease)              27,747,785      (25,331,139)
----------------------------------------------------



Federal tax information
(Unaudited)


The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Results of September 5, 1996 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on September 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                         Votes
                                 Votes for            withheld

Jameson Adkins Baxter           57,190,794             428,579
Hans H. Estin                   57,192,929             426,444
John A. Hill                    57,190,794             428,579
R.J. Jackson                    57,192,929             426,444
Elizabeth T. Kennan             57,189,797             429,577
Lawrence J. Lasser              57,188,158             431,215
Robert E. Patterson             57,192,929             426,444
Donald S. Perkins               57,190,794             428,579
William F. Pounds               57,186,023             433,350
George Putnam                   57,177,659             441,714
George Putnam, III              57,192,929             426,444
Eli Shapiro                     57,139,333             480,040
A.J.C. Smith                    57,186,023             433,350
W. Nicholas Thorndike           57,129,776             489,597

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 56,260,210 votes for, and 465,306 votes against, with 893,857 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 50,720,485 votes for, and 3,361,837 votes against, with 3,537,051 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 49,808,419 votes for, and 4,074,746 votes against, with 3,736,208 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
48,339,380 votes for, and 5,645,946 votes against, with 3,634,047 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
49,565,693 votes for, and 4,316,943 votes against, with 3,736,737 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans was approved as follows: 48,136,814 votes for, and 5,779,832 votes against, with 3,702,728 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows:
50,274,841 votes for, and 3,443,293 votes against, with 3,901,239 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 48,148,770 votes for, and 5,400,920 votes against, with 4,069,683 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 47,486,561 votes for, and 6,104,266 votes against, with 4,028,546 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
47,856,434 votes for, and 5,717,466 votes against, with 4,045,473 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to pledging assets was approved as follows:
47,577,648 votes for, and 5,990,007 votes against, with 4,051,723 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 47,591,642 votes for, and 5,770,065 votes against, with 4,257,666 abstentions and broker nonvotes.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581. You can also learn more at Putnam Investments' Website: http://www.putnaminv.com

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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28361-062    11/96